SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2004

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

               Ohio                                     31-0676346
  -------------------------------           ---------------------------------
   (State or other jurisdiction             (IRS Employer Identification No.)
        of Incorporation)

           7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

 99.1   Press release of the Company dated May 18, 2004



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 18, 2004, Dayton Superior Corporation issued a press release containing summary financial results for the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DAYTON SUPERIOR CORPORATION



                                             By: /s/Edward J. Puisis
                                                 -------------------------------
                                                 Name: Edward J. Puisis
                                                 Title: Vice President and
                                                        Chief Financial Officer

Date:  May 18, 2004